                                                                                          Secretary’s Document #436
                                             Farmland Industries, Inc.
                                        Management Long Term Incentive Plan

A.  EFFECTIVE DATE AND PLAN PURPOSE
      1.  The Management Long Term Incentive Plan (the Plan) is effective September
           2000.

            a.  The Plan provides incentive compensation opportunities for designated management employees of Farmland Industries, Inc. (the Company) based on the attainment of multi-year performance goals.  (See Exhibit B and subsequent Exhibits for performance criteria and goals.)

             b.  The Plan’s initial performance and reward cycles cover fiscal years 2001 through 2002, the period from September 1, 2000 through August
                   31, 2002; and fiscal years 2001 through 2003, the period from September 1,
                   2000 through August 31, 2003.

              c.  The Plan’s subsequent performance and reward cycles will begin each subsequent year thereafter for a three–year time span.  The Plan’s second full performance and reward cycle covers fiscal years 2002 through 2004, the
                   Plan’s third performance and reward cycle covers fiscal years 2003 through
                   2005, etc.

              d.  It is the company’s intent to continue this Plan indefinitely, but the Company reserves the right to amend or discontinue the Plan at any time if such action is deemed in the best interests of the Company and the Membership.

        2.   The key purposes of the Plan are set forth below.

               a.  To attract and retain high quality management personnel who can produce sustained company results for the immediate and ongoing benefit of its
                    Membership.  (See Exhibit A for a list of participants.)

                b.  To provide a long-term incentive element which encourages key management employees to act like owner management.

                c.  To provide a competitive program of total cash compensation in appropriate marketplaces with an emphasis on variable, pay-for-performance opportunities linked to the accomplishment of demonstrated results.

                d.  To focus key employees on key strategic results and motivate those actions which reinforce the attainment of the Company’s business plan over a sustained period of time.

B.  DESCRIPTION OF PLAN IN OPERATION.

      1.  The Plan shall establish multi-year performance and award cycles (Plan cycle).

           a.  The initial cycles are from 9/1/2000 through 8/31/2002, and 9/1/2000 through
                 8/31/2003.

           b.  Subsequent plan cycles shall commence each year thereafter and contain a three year performance cycle., e.g.:

                  9/1/2002 through 8/31/2004
                  9/1/2003 through 8/31/2005
                  To continue as Board and management determines valid.

     2.  Participation shall be as designated by the CEO for each cycle (except that the
         CEO’s participation shall be approved by the Board of Directors), and shall be limited to management positions which have a significant impact on long term, strategic results.  Positions and/or individuals participate at the discretion of the
          CEO.

     3.  Multi-year performance goals shall be established each cycle which shall focus on one, or a very few, key, measurable results of strategic financial importance to the
          Company.

     4.  An incentive pool from which participant awards can be paid shall be created each cycle based on results achieved against goals.  The pool shall be equal to a fixed percentage share of Company income.  The minimum amount at which the pool is funded is defined in accompanying Exhibits for each cycle.  The total size of the pool increases as Company results improve, and the incentive pool shall be an open-ended, uncapped amount to provide participants with an “ownership interest”
          in maximizing results.

     5.  Performance goals and the share of results used to produce the incentive pool can vary from cycle to cycle, but generally be established under the following criteria:
------------------- -------------------- -------------------------------------- ------------------------
Level Achieved      Share of Results     Awards Payable - Resulting             Approximate
                    to Pool              Compensation Level in Marketplace      Probability of
                                                                                Attainment
------------------- -------------------- -------------------------------------- ------------------------
    ‹Threshold             None          None - Un-competitive
------------------- -------------------- -------------------------------------- ------------------------
------------------- -------------------- -------------------------------------- ------------------------
    Threshold/           Expected        Significant – Desired (Average)                  90%
      Target
------------------- -------------------- -------------------------------------- ------------------------
------------------- -------------------- -------------------------------------- ------------------------
   Above Target     Above Expectations   Large (Very Competitive) to                   40 - 50%
                                         open–ended “ownership”
                                             share of outstanding results
------------------- -------------------- -------------------------------------- ------------------------

     6.  Each cycle the Company shall establish a Basic Award Percentage (pool portion)
          for each participant in the Plan.  Such Basic award Percentages shall:

          a.  Be communicated to participants by the Company;

          b.  Remain unchanged during a cycle unless a participant’s status shall significantly change; and

          c.  In total, be approximately 10% less than the total incentive pool.  The remaining portion of the incentive pool for each Part of the Plan shall be a Reserve
               Incentive Pool available for discretionary use by the CEO and/or for allocation for new participants as selected by the CEO.

     7.  Each cycle, the CEO may distribute all or some portion of the Plan’s Reserve
          Incentive Pool to participants for any of these reasons:

          a.  To recognize outstanding individual performance or contributions to overall
               Company results.

          b.  To recognize changes in status during a cycle where a participant’s accountability significantly increased.

          c.  To permit participation by a person hired or promoted into an eligible position during a cycle.

          Such distribution can consist of an additional dollar award at cycle end, or a new or increased Base Share Award determined during the cycle.

     8.  Total awards can not exceed the size of the incentive pool generated each cycle. If additional participants caused the incentive pool to be more than 100% allocated, the CEO would determine the amount of reduction to each participant’s pool portion.  No awards are payable if no money has been generated based on plan formulas.

     9.  Participant’s total award shall be the sum of his (or her) Basic Award Percentage plus any additional amount awarded by the CEO from the Reserve Incentive Pool.
          Total awards shall be payable as soon as practical at the end of the cycle subject to
          (10) and (11) below.

          a.  About mid-December, 2002 for the initial cycle.

          b.  About mid-December, following the end of each successive cycle.

    10. Awards shall be payable in cash and subject to all applicable withholding.

    11. Participants may voluntarily elect to irrevocably defer receipt of awards otherwise payable in accordance with rules and procedures established by the Company in the
          Farmland Industries, Inc. Executive Deferred Compensation Plan.

    12. Exhibit A lists participants.  Exhibit B and succeeding exhibits list the Performance criteria and goals, and the amount by which the pool is to be funded for each level of performance.

C.  VESTING AND FORFEITURE OF AWARDS

     1.  A participant must be an active employee of the Company at the end of each cycle in order to receive an award for such cycle unless active employment ceases for reasons of death, total disability, or retirement.

     2.  In the event of a participant’s death, total disability, or retirement during a cycle, awards otherwise payable shall be prorated on the basis of full months of active participation in relation to the length of the cycle.

     3.  In the event of a participant’s change of status to a non-participating position during a cycle, awards otherwise payable shall be prorated and/or adjusted depending upon the reason for the change, but generally on the basis of full months participation in relation to the length of the cycle.

     4.  If a participant’s employment is terminated with the Company for reasons other than death, total disability or retirement during a cycle, such participant shall forfeit all rights to any award otherwise payable.

     5.  Decisions regarding pro-ration and award adjustment shall be made by the CEO and, barring highly unusual circumstances, on the basis of full months of active participation in relation to the thirty-six months within each cycle.  The Board and
          CEO authorities and guidelines for specific situations are set forth in Section D.

D.  APPROVAL AUTHORITY FOR KEY ACTIONS

     1.  The Board approved this plan in February, 2001.  The Board, in its sole judgment, has the authority for all the following actions.

          a.  Amendment or discontinuance of the Plan.

          b.  Adjustment or cancellation of any awards otherwise payable should the
               Company suffer an operating loss in the final fiscal year of any performance cycle.

          c.  Approval for any cycle for all the following:

               (i)  performance goals

               (ii) award payout procedures which are not specifically delegated to the
                     Compensation Committee of the Board (the Committee), the CEO or the
                     Company.

          d.  Approval of all of the following with respect to the CEO for any given Plan cycle:

               (i)   The CEO’s portion of any incentive award pool generated by the Plan;

               (ii)  An appropriate prorata portion of any award otherwise payable in the event of termination of employment by the CEO during a cycle due to death, total disability, or retirement;

               (iii) An appropriate prorata award for a CEO hired or promoted into such position during a cycle; and

               (iv)  A determination of the CEO’s personal performance during a cycle, with authority to deny, or adjust, any award otherwise payable should such performance be deemed, in the Board’s majority judgment, wholly unsatisfactory.

           e.  Approval for the inclusion or exclusion of major, extraordinary financial results or transactions occurring during the cycle in the calculation of performance results impacting Plan goals and awards.  Such decisions will be made on a case-by-case basis with the basic standard of judgment being the best interests of the Company and its Membership and the purposes of the Plan.

           f.  Delegation to the Committee of the power to review or decide any issue relative to the Plan.

     2.  The Committee shall be responsible for monitoring the Plan, reviewing all major aspects in detail, analyzing Company requests for Plan actions or approvals, recommending Plan amendments or actions to the Board, and reporting to the
          Board such information as it may reasonably request.

     3.  The Company shall be responsible for administering the Plan, establishing appropriate accounting reserves to recognize award liabilities, communicating all appropriate details to participants in a timely manner, recommending necessary plan amendments or actions to the Committee, and reporting such information to the Committee and the Board as they may request.

     4.  The CEO is specifically authorized to take the following actions with respect to all other participants.

         a.  Approval for any cycle for the following:

              (i)  participants

              (ii) levels of opportunity and incentive pool calculations

         b.  Distribution on a subjective, discretionary basis of the Plan’s Reserve Incentive
              Pool, if any:

              (i)  Distribution can be made in any amount the CEO shall determine, and need not be consistent with the distribution of Basic Award Percentages.

              (ii) The total distribution cannot exceed the funds in the Reserve Incentive Pools but the total Reserve need not be spent and any unused funds shall not be carried over to subsequent cycles but shall revert to the Company.

         c.  Approval of appropriate prorata awards and/or Basic Award Percentages from the Incentive Pool to a participant in the event of any of the following circumstances.

              (i)   A participant’s death, total disability, or retirement at any time during a Plan
                     Cycle.

              (ii)  A participant’s change of status during a Plan cycle which is sufficiently significant to either (a) render further participation inappropriate or (b)
                    render the originally designated Basic Award Percentage inappropriate relative to those applicable to other participants in positions of similar responsibility and impact.

               (iii) The hiring, or promotion, of an employee during a cycle into a position for which Plan participation is appropriate.

                      Such decisions shall be subjective, discretionary judgments made on a case-
                      by-case basis, but the CEO shall generally follow these guidelines:

                      (a)  Prorata awards and prorata assignment of Basic Award Percentages shall generally be mathematically determined on the basis of full months of active participation in the applicable position divided by the number of months within the Plan cycle.

                       (b)  If a participant’s status is reduced to a position where Plan participation is no longer appropriate, a prorata award will generally be determined in accordance with (ii) above if the change was due to reorganization or similar Company instigated action.  The CEO will determine appropriate action if a participant leaves the plan due to individual performance or personal choice.

E.  ADMINISTRATIVE ISSUES

1.       Participation in the Plan is not a guarantee of employment, nor does participation in one cycle guarantee participation in subsequent cycles.

           Plan awards shall not be considered as compensation for any Company benefit plan whatsoever.  For purposes of the Plan, the following definitions shall apply:

           a.  “Retirement” shall mean the cessation of Company employment at or after age
                 55 and immediate retirement under the Company’s primary qualified retirement plan applicable to the participant whether or not retirement benefits are then commenced.  The CEO in his sole discretion may make an exception for an individual over 55 who has not vested in the retirement plan.

         b.   “Total Disability” shall mean the cessation of Company employment for reasons of physical or mental impairment which on the basis of evidence provided to the CEO or Board (as appropriate) is, in the CEO’s or Board’s (as appropriate) sole judgment, expected to last at least 12 months.

     4.  In the event of a substantial change of ownership in which the Company, as constituted on the Effective Date, is not a surviving entity, the Plan shall continue in effect and insure to the benefit of the new entity.

     5.  The Basic Award Percentages originally assigned to any participant but subsequently forfeited or otherwise reduced for such participant during a Plan cycle may be reassigned to any other participant.  The Board may make such assignment with respect to the CEO, and the CEO may make such assignment with respect to any other participant.

     6.  The total awards payable under the Plan for any cycle can not exceed the total incentive pools generated by the Plan for such cycle, and any unused incentive pool funds shall revert to the Company at cycle end.

     7.  All participants shall designate a beneficiary under the Plan in accordance with policies and procedures established by the Company from time to time, and it is a participant’s responsibility to keep such designation up to date.  In the event of a participant’s death, the Company shall pay any award payable on behalf of such participant to such designated beneficiary or, if such beneficiary is no longer living or can not be located, to the participant’s estate.

                                                     Exhibit A

                                               Title of Participant

President and CEO
Executive Vice President/Chief Financial Officer
Executive Vice President/President, Grain/Grain Processing Group
Executive Vice President, Administrative Group/General Counsel
Senior Vice President, Corporate Secretary
Regional Vice Presidents (2 incumbents)
Vice President/President and CEO, One System Group LLC
Vice President, Administration
Vice President/Controller
Vice President, E-Commerce Development
Vice President, Human Resources
Vice President, Livestock Production
Vice President/President, Pork Division
Vice President/Treasurer
General Manager, Nitrogen MFG– Crop Production
Director, Commodity Management– Grain
Director, Business Services – Grain
Director, Grain Processing– Grain
President/General Manager, Farmland – Atwood – Grain
Director, Marketing – Grain
Vice President, Sales and Marketing – Pork Division
Vice President, Operations – Pork Division
Vice President/Controller – Pork Division
Plant Manager – Pork Division (One incumbent in developmental assignment)
Vice President, Human Resources– Pork Division
President, SFFA LLC
Director, Taxation– Corporate Finance
Director, Employee Trust Administration – Corporate Finance
Director, SEC Accounting – Corporate Finance
Assistant Treasurer – Corporate Finance
Director, Risk Management – Corporate Finance
Director, General Accounting – Corporate Finance
Director, Strategic Sourcing
Associate General Counsel – Admin Group (3 incumbents)
Director, Environmental Affairs–Admin Group

                                                     Exhibit B

Performance criteria for FY 2001 - FY 2002 cycle include the following:
Aggregate Income, defined as the targeted income, before taxes and extraordinary items1, for the entire two-year period, as shown in the table below.

Performance goals and amounts funding the payout pool include the following:
------------------------------------- ----------------------------------- -----------------------------------
         Performance Level                     Aggregate Income               % of Net Earnings to Pool
------------------------------------- ----------------------------------- -----------------------------------
            Below Target                      Below $78,200,000                     0% of Earnings
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
               Target                            $78,200,000                       .83% of Earnings
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
            Above Target                      Above $78,200,000                    .83% of Earnings
------------------------------------- ----------------------------------- -----------------------------------

In order to ensure the integrity of Farmland’s financial strength, a limit on funded indebtedness as a percent of capitalization is incorporated into this plan.  In the event that the indebtedness ratio is above the level which is established by bank covenants at the end of the cycle, no payout will occur under this plan.

         1Guidelines for “Extraordinary” Designation were issued on September 1, 1990, and updated on September 1, 1992.  These guidelines state that the Chief Financial Officer and the Chief
         Executive Officer must approve the classification of any item as “extraordinary”.  Transactions deemed as “extraordinary” and therefore excluded in the determination of income for variable compensation include:
  Income or losses that pertain to discontinued operations or activities which have been non–operational through a fiscal year-end.
  The punitive portion of litigation results in favor of or against Farmland, excluding redemptive payments on normal business matter where the intent is to substantially restore net income to where it would have been had the incident not occurred.
  Non–recurring (one-time) adjustment to income or expense such as the gain from settlement of the retirement plan or a write-down of a major fixed asset.
  The gain or loss on the disposal of a major asset or a group of assets.
  Other items as approved.
Specific requests by an operating unit for treatment of an item as“extraordinary” must be approved by the Senior Management representative before review by the Chief Financial Officer and the Chief Executive Officer.

                                                     Exhibit C

Performance criteria for FY 2001 - FY 2003 cycle include the following:
Aggregate Income, defined as the targeted income, before taxes and extraordinary items1, for the entire three-year period, as shown in the table below.

Performance goals and amounts funding the payout pool include the following:

------------------------------------- ----------------------------------- -----------------------------------
         Performance Level                     Aggregate Income               % of Net Earnings to Pool
------------------------------------- ----------------------------------- -----------------------------------
            Below Target                      Below $194,200,000                    0% of earnings
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
               Target                            $194,200,000                      .83% of earnings
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
            Above Target                      Above $194,200,000                   .83% of earnings
------------------------------------- ----------------------------------- -----------------------------------

In order to ensure the integrity of Farmland’s financial strength, a limit on funded indebtedness as a percent of capitalization is incorporated into this plan.  In the event that the indebtedness ratio is above the level which is established by bank covenants at the end of the cycle, no payout will occur under this plan.

         1 The Chief Financial Officer and the Chief Executive Officer must approve the classification of any item as “extraordinary”.  Transactions deemed as “extraordinary” and therefore excluded in the determination of income for variable compensation include:
  The punitive portion of litigation results in favor of or against Farmland, excluding redemptive payments on normal business matter where the intent is to substantially restore net income to where it would have been had the incident not occurred.
  Non–recurring (one-time) adjustment to income or expense such as the gain from settlement of the retirement plan or a write-down of a major fixed asset.
  The gain or loss on the disposal of a major asset or a group of assets.
  The impact of adjustments resulting from LIFO inventory computations or reserves.
  Other items as approved.
Specific requests by an operating unit for treatment of an item as “extraordinary” must be approved by the Senior Management representative before review by the Chief Financial Officer and the Chief
         Executive Officer.